UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2024

GROWGENERATION CORP.
(Exact name of registrant as specified in its charter)

Colorado	333-207889	46-5008129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway, Suite 900
Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 20, 2024, GrowGeneration Corp. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) through remote communication. The matters listed below were submitted to a vote of the shareholders. 63.26% of the Company’s outstanding shares of common stock as of April 22, 2024, the record date, were present at the Annual Meeting, either in person or via proxy. The final voting results were as follows:

Proposal 1 – Election of Directors. The five individuals listed below were elected to the Board of Directors of the Company to serve until the Company’s 2025 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Name of Nominee	For	Withheld
Darren Lampert	20,580,376	3,359,550
Michael Salaman	21,965,570	1,974,356
Eula Adams	18,900,363	5,039,563
Stephen Aiello	15,579,800	8,360,126
Star Carter	23,191,832	748,094

Proposal 2 – Say-on-Pay. The compensation of the Company’s named executive officers was approved on an advisory basis.

For	Against	Abstain	Broker Non-Votes
22,845,748	974,866	119,312	14,976,067

Proposal 3 – Equity Plan Amendment. The amendment of the Company’s Amended and Restated 2018 Equity Incentive Plan to, among other things, add minimum vesting periods and double-trigger change-in-control provisions, expressly prohibit repricing or backdating of options or stock appreciation rights without shareholders’ approval, and increase the total number of shares issuable under the plan, was approved and became effective as of June 20, 2024.

For	Against	Abstain	Broker Non-Votes
19,334,915	4,479,606	125,405	14,976,067

Proposal 4 – Independent Auditor. The appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements as of December 31, 2024 and for the fiscal year then ending was approved.

For	Against	Abstain	Broker Non-Votes
38,274,814	519,011	122,168	—

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File, formatted XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	June 21, 2024	GrowGeneration Corp.

		By:	/s/ Darren Lampert
		Name:	Darren Lampert
		Title:	Chief Executive Officer